Exhibit 99.1

Contacts:
Press:	Investors/Analysts:
Jeff Ferry	Bob Blair
jferry@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
408-572-5213	408-716-4879

Infinera Corporation Reports

Fourth Quarter and Fiscal Year 2007 Financial Results

Exceeds Guidance with Record Q4 Invoiced Shipments of $93.4 Million Reflecting Customer Growth and

Diversification; Fiscal Year Invoiced Shipments Total $309.3 Million

Sunnyvale, CA, January 31, 2008 – Infinera Corporation (Nasdaq: INFN), a leading provider of digital optical communications systems, today released financial results for the fourth quarter and fiscal year ended December 29, 2007.

GAAP Results for Q4 2007:

•	GAAP revenues for the fourth quarter of 2007 were $76.1 million compared to $62.2 million in the third quarter of 2007 and $43.8 million in the fourth quarter of 2006.

•	GAAP gross margins were 36% in the fourth quarter of 2007 compared to 34% in the third quarter of 2007 and 6% in the fourth quarter of 2006.

•

Including non-cash stock-based compensation and warrant revaluation expenses, the GAAP net loss was $3.9 million, or $0.04 per share, in the fourth quarter of 2007 compared to a GAAP net loss of $5.5 million, or $0.07 per share, in the third quarter of 2007 and a GAAP net loss of $25.0 million, or $3.55 per share, in the fourth quarter of 2006.

GAAP Results for Fiscal Year 2007:

•	GAAP revenues for the year ended December 29, 2007 were $245.9 million compared to $58.2 million in 2006.

•	GAAP gross margins were 31% in 2007 compared to negative 23% in 2006.

•

Including non-cash stock-based compensation and warrant revaluation expenses, the GAAP net loss was $55.3 million, or $1.09 per share, for the year ended December 29, 2007 compared to a GAAP net loss of $89.9 million, or $14.90 per share, in 2006.

Invoiced Shipment Results for Q4 2007:

•

Invoiced shipments for the fourth quarter of 2007 were $93.4 million compared to $80.4 million in the third quarter of 2007 and $70.5 million in the fourth quarter of 2006, representing growth of 16% from the prior quarter and 32% from the fourth quarter of 2006.

•

Gross margins on a non-GAAP invoiced shipments basis, excluding non-cash stock-based compensation, were 47% in the fourth quarter of 2007 compared to 43% in the third quarter of 2007 and 25% in the fourth quarter of 2006.

•

Excluding non-cash stock-based compensation and warrant revaluation expenses, the net income on a non-GAAP invoiced shipments basis was $15.9 million, or $0.17 per diluted share, for the fourth quarter of 2007 compared to $10.9 million, or $0.12 per diluted share, in the third quarter of 2007 and a net loss of $7.3 million, or $1.04 per share, in the fourth quarter of 2006.

Invoiced Shipment Results for Fiscal Year 2007:

•	Invoiced shipments for the year ended December 29, 2007 were $309.3 million compared to $146.0 million in 2006, reflecting annual growth of 112%.

•	Gross margins on a non-GAAP invoiced shipments basis, excluding non-cash stock-based compensation, were 41% for the year ended December 29, 2007 compared to 16% in 2006.

•

Excluding non-cash stock-based compensation and warrant revaluation expenses, the net income on a non-GAAP invoiced shipments basis for the year ended December 29, 2007 was $24.1 million, or $0.37 per diluted share, compared to a net loss of $49.4 million, or $8.18 per share, in 2006.

Management Commentary

“Infinera’s strong performance in the fourth quarter and fiscal year 2007 reflects solid execution against our business strategy, increased customer momentum in favor of our unique approach to optical networks, and continued growth in world-wide bandwidth demand,” said Jagdeep Singh, president and chief executive officer of Infinera. “We saw strength in our sales of both common equipment DTCs and additional channel TAMs in the December quarter, indicators of our new business footprint momentum and the leverage in our business model.”

“We have a growing and increasingly diversified global customer set of service providers, cable MSOs and internet content providers who are utilizing Infinera’s unique combination of large-scale photonic integration and Bandwidth Virtualization™ technology to create what we believe are the most economically-compelling optical networks in the world.

“In particular, customers tell us they are choosing Infinera because of the system’s flexibility, rapid service provisioning and ability to deliver differentiated services without having to reengineer their optical plants,” Singh said.

Singh noted several additional fourth quarter performance highlights:

•

Continued diversification of the customer base with four customers accounting for 10% or greater of Q4 invoiced shipments and no single customer accounting for more than 18%. Cox Communications and Level 3 were among the top four Q4 customers on an invoiced shipment basis. One year ago, the company had two 10% or greater customers, with our largest customer accounting for 47% of invoiced shipments.

•	Approximately 33% of Q4 invoiced shipments were accounted for by unannounced customers.

•

Growth in the customer base to 41 customers, including additions in Q4 from both the cable MSO and fast-growing internet content provider spaces. The company’s customer base now includes four of the top five cable MSOs in North America.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its fourth quarter and year end results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-835-3844. International parties can access the replay at +1-402-280-1655.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the Photonic Integrated Circuit (PIC). Infinera’s systems and PIC technology are designed to provide optical networks with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward Looking Statements

This press release contains forward-looking statements, including statements relating to Infinera’s ability to change the economics of optical communications networks and design products that are flexible and economical for our customers, including our belief that the fourth quarter and fiscal year 2007 results reflects the strength and long-term potential of our business model and strategy, our belief regarding the indicators of our new business footprint momentum and the leverage in our business model, our belief that we have a growing and increasingly diversified set of customers, our belief that our unique combination of large-scale photonic integration and Bandwidth Virtualization™ technology enable us to create the most economically-compelling optical networks in the world, and our belief that our customer base now includes four of the top five cable MSOs in North America. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; general political, economic and market conditions and events; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (SEC). More information about these and other risks that may impact Infinera’s business are set forth in our quarterly report on Form 10-Q, which was filed with the SEC on November 9, 2007, the Registration Statement on Form S-1 which was filed with the SEC on October 12, 2007, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Non-GAAP and other Financial Measures

In addition to disclosing financial measures prepared in accordance with United States Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP and other financial measures that reflect invoiced shipments and exclude non-GAAP non-cash stock-based compensation and warrant valuation expenses. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “GAAP to Non-GAAP Invoiced Shipment Reconciliation” as well as the accompanying notes on the use of certain non-GAAP measures. We anticipate disclosing forward-looking non-GAAP and other financial information in our conference call to discuss our fourth quarter of 2007 results, including an estimate of non-GAAP invoiced shipment earnings for the first quarter of 2008 that excludes non-GAAP non-cash stock-based compensation expenses related to our equity awards and the right to purchase common stock under our Employee Stock Purchase Plan in the period.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 29, 2007	December 31, 2006	December 29, 2007	December 31, 2006
Revenue:
Ratable product and related support and services	$75,257	$40,153	$237,745	$52,978
Product	832	3,680	8,107	5,258

Total revenue	76,089	43,833	245,852	58,236
Cost of revenue(1):
Cost of ratable product and related support and services	42,867	30,132	152,859	48,072
Lower of cost or market adjustment	5,843	9,539	12,313	21,693
Cost of product	222	1,349	4,091	1,660

Total cost of revenue	48,932	41,020	169,263	71,425

Gross profit (loss)	27,157	2,813	76,589	(13,189)

Operating expenses(1):
Sales and marketing	10,689	8,905	32,721	20,682
Research and development	16,093	11,215	60,851	38,967
General and administrative	7,981	5,026	25,965	12,650
Amortization of intangible assets	37	37	148	56

Total operating expenses	34,800	25,183	119,685	72,355

Loss from operations	(7,643)	(22,370)	(43,096)	(85,544)

Other income (expense), net:
Interest income	3,149	456	6,522	2,100
Interest expense	(2)	(1,311)	(2,251)	(4,852)
Other gain (loss), net(2)	733	(1,706)	(16,249)	(1,567)

Total other income (expense), net	3,880	(2,561)	(11,978)	(4,319)
Loss before provision of income taxes	(3,763)	(24,931)	(55,074)	(89,863)
Provision for income taxes	144	19	268	72

Net loss	$(3,907)	$(24,950)	$(55,342)	$(89,935)

Net loss per common share, basic and diluted	$(0.04)	$(3.55)	$(1.09)	$(14.90)

Weighted average shares used in computing basic and diluted net loss per common share	87,672	7,038	50,732	6,036

(1)	The following table summarizes the effects of stock-based compensation related to employees, non-recourse notes and non-employees for the three and twelve months ended December 29, 2007 and December 31, 2006:

	Three Months Ended		Twelve Months Ended
	December 29, 2007	December 31, 2006	December 29, 2007	December 31, 2006
Cost of revenue	$156	$25	$410	$41
Research and development	1,315	127	3,751	411
Sales and marketing	732	51	1,854	198
General and administration	1,282	157	3,314	335

	3,485	360	9,329	985
Cost of revenue - amortization from balance sheet*	198	7	327	7

Total stock-based compensation expense	$3,683	$367	$9,656	$992

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.
(2)	The following table summarizes the remeasurement of our freestanding preferred stock warrants under FAS 150:

	Three Months Ended		Twelve Months Ended
	December 29, 2007	December 31, 2006	December 29, 2007	December 31, 2006
Other gain (loss)	$—	$(2,228)	$(19,761)	$(2,376)

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 29, 2007
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp		Non-GAAP Invoiced Shipments Excluding Stock Comp
Revenue	$76,089	$17,287	(a)	$93,376	$—		$93,376
Cost of revenue	48,932	1,735	(b)	50,667	(965	)(c)	49,702

Gross profit	27,157	15,552		42,709	965		43,674
Gross margin	36%						47%
Operating expenses	34,800	—		34,800	(3,329	)(c)	31,471

Income (loss) from operations	(7,643)	15,552		7,909	4,294		12,203
Other income (expense), net	3,880	—		3,880	—		3,880

Income (loss) before provision for income taxes	(3,763)	15,552		11,789	4,294		16,083
Provision for income taxes	144	—		144	—		144

Net income (loss)	$(3,907)	$15,552		$11,645	$4,294		$15,939

Net income (loss) per common share:
Basic	$(0.04)						$0.18

Diluted	$(0.04)						$0.17

Weighted average shares used in computing net income (loss) per common share:
Basic	87,672						87,672

Diluted	87,672						95,317

	Twelve Months Ended December 29, 2007
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp/Warrant Revaluation		Non-GAAP Invoiced Shipments Excluding Stock Comp/Warrant Revaluation
Revenue	$245,852	$63,484	(a)	$309,336	$—		$309,336
Cost of revenue	169,263	14,369	(b)	183,632	(1,661	)(c)	181,971

Gross profit	76,589	49,115		125,704	1,661		127,365
Gross margin	31%						41%
Operating expenses	119,685	—		119,685	(8,919	)(c)	110,766

Income (loss) from operations	(43,096)	49,115		6,019	10,580		16,599
Other income (expense), net	(11,978)	—		(11,978)	19,761	(d)	7,783

Income (loss) before provision for income taxes	(55,074)	49,115		(5,959)	30,341		24,382
Provision for income taxes	268	—		268	—		268

Net income (loss)	$(55,342)	$49,115		$(6,227)	$30,341		$24,114

Net income (loss) per common share:
Basic	$(1.09)						$0.48

Diluted	$(1.09)						$0.37

Weighted average shares used in computing net income (loss) per common share:
Basic	50,732						50,732

Diluted	50,732						64,785

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31, 2006
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp/Warrant Revaluation		Non-GAAP Invoiced Shipments Excluding Stock Comp/Warrant Revaluation
Revenue	$43,833	$26,669	(a)	$70,502	$—		$70,502
Cost of revenue	41,020	11,641	(b)	52,661	(45	)(c)	52,616

Gross profit	2,813	15,028		17,841	45		17,886
Gross margin	6%						25%
Operating expenses	25,183	—		25,183	(335	)(c)	24,848

Income (loss) from operations	(22,370)	15,028		(7,342)	380		(6,962)
Other income (expense), net	(2,561)	—		(2,561)	2,228	(d)	(333)

Income (loss) before provision for income taxes	(24,931)	15,028		(9,903)	2,608		(7,295)
Provision for income taxes	19	—		19	—		19

Net income (loss)	$(24,950)	$15,028		$(9,922)	$2,608		$(7,314)

Net income (loss) per common share:
Basic	$(3.55)						$(1.04)

Diluted	$(3.55)						$(1.04)

Weighted average shares used in computing net income (loss) per common share:
Basic	7,038						7,038

Diluted	7,038						7,038

	Twelve Months Ended December 31, 2006
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp/Warrant Revaluation		Non-GAAP Invoiced Shipments Excluding Stock Comp/Warrant Revaluation
Revenue	$58,236	$87,753	(a)	$145,989	$—		$145,989
Cost of revenue	71,425	50,566	(b)	121,991	(64	)(c)	121,927

Gross profit	(13,189)	37,187		23,998	64		24,062
Gross margin	-23%						16%
Operating expenses	72,355	—		72,355	(944	)(c)	71,411

Income (loss) from operations	(85,544)	37,187		(48,357)	1,008		(47,349)
Other income (expense), net	(4,319)	—		(4,319)	2,376	(d)	(1,943)

Income (loss) before provision for income taxes	(89,863)	37,187		(52,676)	3,384		(49,292)
Provision for income taxes	72	—		72	—		72

Net income (loss)	$(89,935)	$37,187		$(52,748)	$3,384		$(49,364)

Net income (loss) per common share:
Basic	$(14.90)						$(8.18)

Diluted	$(14.90)						$(8.18)

Weighted average shares used in computing net income (loss) per common share:
Basic	6,036						6,036

Diluted	6,036						6,036

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 29, 2007
	GAAP	Deferral Adjustments		Invoiced Shipments	Non-GAAP Stock Comp		Non-GAAP Invoiced Shipments Excluding Stock Comp
Revenue	$62,155	$18,195	(a)	$80,350	$—		$80,350
Cost of revenue	40,822	5,181	(b)	46,003	(470	)(c)	45,533

Gross profit	21,333	13,014		34,347	470		34,817
Gross margin	34%						43%
Operating expenses	29,722	—		29,722	(2,931	)(c)	26,791

Income (loss) from operations	(8,389)	13,014		4,625	3,401		8,026
Other income (expense), net	2,925	—		2,925	—		2,925

Income (loss) before provision for income taxes	(5,464)	13,014		7,550	3,401		10,951
Provision for income taxes	62	—		62	—		62

Net income (loss)	$(5,526)	$13,014		$7,488	$3,401		$10,889

Net income (loss) per common share:
Basic	$(0.07)						$0.13

Diluted	$(0.07)						$0.12

Weighted average shares used in computing net income (loss) per common share:
Basic	84,017						84,017

Diluted	84,017						92,007

Use of Non-GAAP Financial Measures:

To supplement our condensed consolidated financial statements presented on a GAAP basis, Infinera uses invoiced shipment measures of operating results and net income, which include changes in our deferred revenue and deferred cost of inventory balances from the prior period. We also present non-GAAP measures of operating results, net income and net income per share, which are adjusted to reflect invoiced shipments and exclude non-GAAP stock-based compensation and warrant valuation expenses. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Infinera’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or basic and diluted net income per share prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations.

(a)	Included amount represents the change in the deferred revenue balance for the period as reported on our balance sheet. We believe investors want to see the income statement with the change in deferred revenue balance included in order to understand the gross margin profile of the underlying invoiced shipments.

Infinera Corporation

GAAP to Non-GAAP Invoiced Shipment Reconciliation

(In thousands)

Use of Non-GAAP Financial Measures (Continued):

(b)	Included amount represents the change in the deferred cost of inventory balance for the period as reported on our balance sheet. We believe investors want to see the income statement with the change in the deferral balance included in order to understand the gross margin profile of the underlying invoiced shipments and in order to compare our financial performance with that of other companies and between periods.

(c)	Excluded amount represents stock-based compensation expense on a non-GAAP basis. Stock-based compensation is a non-cash expense accounted for in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123(R). While a large component of our expense, we believe investors want to evaluate our financial results both including and excluding the effects of stock-based compensation expense in order to compare our financial performance with that of other companies and between time periods.

The stock-based compensation expense excluded from cost of revenue is a non-GAAP financial measure and is reconciled to the corresponding GAAP amount in the table below:

	Three Months Ended			Twelve Months Ended
	December 29, 2007	September 29, 2007	December 31, 2006	December 29, 2007	December 31, 2006
GAAP stock-based compensation in cost of revenue	$156	$143	$25	410	41
GAAP stock-based compensation in cost of revenue - amortization from balance sheet	198	89	7	327	7
Stock-based compensation not deferred to deferred inventory cost	797	308	17	1,213	21
Stock-based compensation previously recognized on invoiced shipment basis	(186)	(70)	(4)	(289)	(5)

Non-GAAP stock-based compensation in cost of revenue	$965	$470	$45	$1,661	$64

(d)	Excluded amount represents the adjustment to revalue our convertible preferred warrants to fair value as required by FAS 150. Subsequent to our IPO, we are no longer required to revalue these warrants and, therefore, we believe investors want to evaluate our financial results both including and excluding the effect of this revaluation expense in order to compare our financial performance with that of other companies and between periods.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 29, 2007	December 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$91,209	$28,884
Short-term investments	181,168	688
Short-term restricted cash	743	—
Accounts receivable	39,216	41,635
Other receivables	1,127	513
Inventory	58,579	58,269
Deferred inventory costs	78,362	62,936
Prepaid expenses and other current assets	3,941	3,115

Total current assets	454,345	196,040

Property, plant and equipment, net	36,973	26,665
Intangible assets	1,541	1,806
Deferred inventory costs, non-current	3,260	4,317
Long-term investments	30,116	—
Long-term restricted cash	2,594	—
Other non-current assets	359	1,638

Total assets	$529,188	$230,466

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$17,504	$41,767
Accrued expenses	9,497	16,574
Accrued compensation and related benefits	17,749	7,628
Accrued warranty	4,974	1,339
Deferred revenue	167,031	101,080
Preferred stock warrant liability	—	5,409
Current portion of debt	—	20,025

Total current liabilities	216,755	193,822

Long-term portion of debt	—	8,357
Accrued warranty, non-current	5,018	1,378
Deferred revenue, non-current	7,406	9,873
Long-term exercised unvested options	825	996
Other long-term liabilities	4,610	1,811

Convertible preferred stock	—	320,550

Stockholders’ equity (deficit):
Common stock	92	9
Additional paid-in capital	663,834	7,911
Accumulated other comprehensive income (loss)	78	(153)
Accumulated deficit	(369,430)	(314,088)

Total stockholders’ equity (deficit)	294,574	(306,321)

Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$529,188	$230,466

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 29, 2007	December 31, 2006
Cash Flows from Operating Activities:
Net loss	$(55,342)	$(89,935)
Adjustments to reconcile net loss to net cash provided by
(used in) operating activities:
Depreciation and amortization	9,824	7,458
Amortization of debt discount	282	218
Issuance of warrants	—	189
In-process research and development	—	4,474
Asset impairment charges	393	—
Stock-based compensation expense	9,656	992
Revaluation of warrant liabilities	19,761	2,376
Gain on disposal of fixed assets	(52)	—
Gain on sale of assets held for sale	(2,724)	—
Other gain	(73)	—
Changes in assets and liabilities:
Accounts receivable	2,587	(38,377)
Other receivables	(541)	(361)
Inventory	2,515	(33,513)
Prepaid expenses and other current assets	(1,454)	(2,325)
Deferred inventory costs	(14,696)	(50,566)
Other non-current assets	826	(555)
Accounts payable	(24,220)	27,249
Accrued liabilities and other expenses	5,557	16,123
Deferred revenue	63,484	87,753
Accrued warranty	7,275	1,025

Net cash provided by (used in) operating activities	23,058	(67,775)
Cash Flows from Investing Activities:
Purchases of available-for-sale investments and restricted cash	(299,159)	(6,501)
Proceeds from maturities and sales of investments	85,820	6,912
Proceeds from disposition of acquired assets	—	1,450
Proceeds from disposal of fixed assets	146	—
Proceeds from sales of assets held for sale	3,140	—
Purchase of property and equipment	(20,215)	(15,255)
Acquisition of certain assets, net	—	(4,675)

Net cash used in investing activities	(230,268)	(18,069)
Cash Flows from Financing Activities:
Principal payments on loan obligations	(35,401)	(21,520)
Cash payments for debt issuance costs	—	(14)
Proceeds from loans	7,119	21,628
Proceeds from initial public offering, net of issuance costs	190,078	—
Proceeds from follow-on offering, net of issuance costs	104,016	—
Proceeds from issuance of common stock	3,535	4,377
Proceeds from issuance of preferred stock, net of issuance costs	—	74,055
Proceeds from exercise of warrants	45	—
Proceeds from repayment of non-recourse notes	145	261
Repurchase of common stock	(59)	(7)

Net cash provided by financing activities	269,478	78,780
Effect of exchange rate changes	57	(65)
Net change in cash and cash equivalents	62,325	(7,129)
Cash and cash equivalents at beginning of period	28,884	36,013

Cash and cash equivalents at end of period	$91,209	$28,884

Supplemental disclosures of cash flow information:
Cash paid for interest	$2,497	$3,585
Cash paid for income taxes	$121	$28
Supplemental schedules of non-cash investing and financing activities
Debt assumed in connection with acquisition of certain assets of Little Optics, Inc.	$—	$4,500
Issuance of Series G convertible preferred stock warrants	$—	$902

Infinera Corporation

Supplemental Financial Information

	Q1’06	Q2’06	Q3’06	Q4’06	Q1’07	Q2’07	Q3’07	Q4’07
Invoiced Shipments	$13.8	$19.7	$42.0	$70.5	$66.7	$69.0	$80.4	$93.4
Gross Margin %	-43%	16%	21%	25%	35%	37%	43%	47%

Invoiced Shipment Composition:
Domestic %	76%	89%	78%	72%	89%	84%	81%	81%
International %	24%	11%	22%	28%	11%	16%	19%	19%
Largest Customer%	64%	58%	55%	47%	57%	48%	28%	18%

Cash Related Information:
Cash from Operations	($21.6)	($12.3)	($18.8)	($15.0)	$6.9	($0.8)	($2.0)	$18.9
Capital Expenditures	$2.1	$2.9	$6.2	$4.1	$5.2	$3.6	$3.0	$8.5
Depreciation & Amortization	$1.6	$1.7	$1.9	$1.8	$2.1	$2.0	$2.7	$2.7
DSO’s	54	48	49	54	27	36	47	39

Inventory Metrics:
Raw Materials	$4.0	$5.1	$7.8	$6.7	$7.4	$8.8	$7.5	$10.5
Work in Process	$16.7	$21.2	$30.9	$38.1	$31.6	$36.0	$34.8	$35.1
Finished Goods	$5.7	$12.0	$11.8	$13.5	$18.4	$13.7	$14.8	$13.0

Total Inventory	$26.5	$38.3	$50.5	$58.3	$57.3	$58.5	$57.1	$58.6
Inventory Turns	3.0	1.7	2.6	3.6	3.0	3.0	3.2	3.4

Worldwide Headcount	363	470	576	605	617	646	668	711